UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM 8-K

                             ---------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                JANUARY 17, 2005


                         MAGELLAN HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        1-6639                 58-1076937
(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)


             16 MUNSON ROAD
         FARMINGTON, CONNECTICUT                              06032
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (860) 507-1900


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 18, 2005, Magellan Health Services, Inc. (the "Company") announced the appointment of Daniel N. Gregoire to the position of Executive Vice President, General Counsel and Secretary of the Company, effective January 24, 2005.

Under an Employment Agreement entered into as of January 17, 2005 between the Company and Mr. Gregoire, he is to be employed for a term beginning on January 24, 2005 and expiring on December 31, 2005, with automatic twelve-month renewals unless notice of non-renewal is provided by either party at least six months before the scheduled expiration date of the then current term. Any such notice of non-renewal by the Company will be deemed a termination without cause under the Employment Agreement. Mr. Gregoire's current annual base salary under the Employment Agreement is $325,000 subject to annual discretionary increases, if any, as determined at least annually, by the Board of Directors or a committee of the Board. Mr. Gregoire is eligible for an annual target bonus of up to 50% of his base salary in accordance with the Company's Short-Term Incentive Plan. The Company also agreed that Mr. Gregoire will receive options pursuant to the Company's existing stock option plan, vesting in three equal annual installments, to purchase 50,000 shares of the Company's Ordinary Common Stock.

If Mr. Gregoire's employment is terminated without cause or if Mr. Gregoire terminates his employment for good reason, in each case, as defined in the employment agreement, the Company will make a lump sum payment to Mr. Gregroire's equal to his then annual base salary plus his target bonus in addition to payment to Mr. Gregoire of amounts previously earned and, under certain conditions, a ratable portion of his target bonus.

The foregoing description is qualified in its entirety by reference to the Employment Agreement by and between the Company and Mr. Gregoire, which is annexed as Exhibit 99.1 to this Form 8-K.

ITEM 7.01 -- REGULATION FD DISCLOSURE

On January 17, 2005, the Company issued a press release announcing the execution of the Employment Agreement with Mr. Gregoire. A copy of this press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

The information included in Exhibit 99.2 is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference to any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

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
ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

           99.1 Employment Agreement, dated as of January 17, 2005, by and between the Company and Daniel N. Gregoire.

           99.2 Press release of Magellan Health Services, Inc., dated January 18, 2005.













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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     MAGELLAN HEALTH SERVICES, INC.

                                     By: /s/ Mark S. Demilio
                                         -------------------------------------
                                         Name: Mark S. Demilio
                                         Title: Executive Vice President and
                                                Chief Financial Officer
Dated: January 18, 2004















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
                                  EXHIBIT INDEX


EXHIBIT NO.                                     EXHIBIT
----------                                      -------

   99.1 Employment Agreement, dated as of January 17, 2005, by and between the Company and Daniel N. Gregoire.

   99.2               Press release of Magellan Health Services, Inc., dated
                      January 18, 2005.





















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